                                                                      EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

    Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Liberty Group Operating, Inc. (the "Company") hereby certifies that:

        (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    Date: November 14, 2003                  /s/ KENNETH L. SEROTA
                                             ---------------------

                                             Name: Kenneth L. Serota
                                             Title: President, Chief
                                             Executive Officer and
                                             Chairman of the Board of Directors



The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

    Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Liberty Group Operating, Inc. (the "Company") hereby certifies that:

        (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

        (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    Date: November 14, 2003                  /s/ DANIEL D. LEWIS
                                             -------------------
                                             Name: Daniel D. Lewis
                                             Title: Chief Financial Officer


The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.





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